                       SUPPLEMENT DATED NOVEMBER 1, 2000
                                      TO
                     MEDALLION EXECUTIVE VARIABLE LIFE III
                                 PROSPECTUSES
                            DATED NOVEMBER 20, 2000

                             --------------------

 . The item entitled "Optional enhanced cash value rider charge" on page 9 of the prospectus is changed to read as follows:


     . Optional enhanced cash value rider charge - A charge to cover the cost of
       -----------------------------------------
       this rider, if elected, equal to 1% of all premiums paid in the first policy year.

 . The subsection entitled "Effect of premium payment pattern" on page 33 of the prospectus is changed to read as follows:

               You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $3,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $1,500. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distribution. (See "Tax considerations") beginning on page 35.)

     . The fourth paragraph of the Section entitled "How we market the policies" on page 35 of the prospectus is changed to read as follows:

               The maximum commission payable to a Signator representative for selling a policy is the sum of the following:

              . 14% of the Target Premium paid in the first policy year, 10% of the Target Premium paid in the second through fourth policy years, and 3% of the Target Premium paid in each policy year thereafter,

              . 3.25% of any premium paid in the first policy year in excess of the Target Premium, and 3% of any premium paid in any policy year thereafter in excess of the Target Premium; and

              . 0.15% of that portion of account value allocated to the variable investment options in any policy year.